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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------



                                    FORM 8-K


                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): March 7, 1997


                                   ITEQ, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                      1-10668               41-1667001
(State of Incorporation)    (Commission File Number)    (IRS Employer
                                                      Identification No.)



                         2727 Allen Parkway, Suite 760
                              Houston, Texas 77019
                    (Address of Principal Executive Offices)


                                  713/285-2700
              (Registrant's telephone number, including area code)


                          Air-Cure Technologies, Inc.
         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

         Effective at the close of business March 7, 1997, Air-Cure Technologies, Inc. (the "Company") changed its name to "ITEQ, Inc." and its common stock began trading in the Nasdaq National Market under the ticker symbol "ITEQ." In November 1996, the Company completed the acquisition of Ohmstede, Inc., the largest domestic manufacturer of custom- built shell and tube heat exchangers. Since the acquisition, most of the Company's revenues are derived from operations that are not related to its prior principal pollution control business. In addition, the Company intends to pursue a greater international presence for its products and services. As such, the Company believes that the name ITEQ, Inc. will better reflect the breadth and diversity of its business.

ITEM  7.  Financial Statements and Exhibits

         (a)     Financial Statements of Businesses Acquired.  Not applicable.

         (b)     Pro Forma Financial Information.  Not applicable.

         (c)     Exhibits.

       Exhibit No.                       Exhibit
       -----------                       -------
           3.1             Amendment No. 2 to the Certificate of Incorporation of Air-Cure
                           Technologies, Inc. effective March 7, 1996.  (Filed herewith).





                            [SIGNATURE PAGE FOLLOWS]





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 1997

                                     ITEQ, INC.


                                     By:/s/ LAWRANCE W. MCAFEE
                                       ----------------------------------------
                                            Lawrance W. McAfee
                                       Executive Vice President and
                                                Secretary





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                                EXHIBIT INDEX


Exhibit No.                        Exhibit
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    3.1        Amendment No. 2 to the Certificate of Incorporation of Air-Cure
               Technologies, Inc. effective March 7, 1996.  (Filed herewith).